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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors

Impac Mortgage Holdings, Inc.:

  We consent to the use of our report, dated February 9, 1998, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG Peat Marwick LLP

Orange County, California

April 23, 1998